Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350 by the Chief Financial Officer, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Tevogen Bio Holdings Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2025, as filed on the date hereof with the Securities and Exchange Commission (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2025
/s/ Kirti Desai
Kirti Desai
Chief Financial Officer
(Principal Financial Officer)